SCHWAB CAPITAL TRUST

SCHWAB MARKETTRACK PORTFOLIOS®

Schwab MarketTrack All Equity Portfolio — Investor Shares SWEGX

Schwab MarketTrack Growth Portfolio — Investor Shares SWHGX

Schwab MarketTrack Balanced Portfolio — Investor Shares SWBGX

Schwab MarketTrack Conservative Portfolio — Investor Shares SWCGX

Supplement dated September 25, 2014, to

Summary Prospectuses and Statutory Prospectus dated February 28, 2014

This supplement provides new and additional information beyond that contained in the above-mentioned funds’ Summary Prospectuses, Statutory Prospectus and Statement of Additional Information and should be read in conjunction with each document

The Board of Trustees of the above-mentioned funds (each a “Portfolio” and collectively the “Portfolios”) has approved the following:

1.	An amendment to the Investment Advisory Agreement between the Trust, on behalf of the Portfolios, and Charles Schwab Investment Management, Inc. (the “Adviser”), as investment adviser of the Portfolios, pursuant to which the Adviser has agreed to reduce each Portfolio’s management fee from 0.23% to 0.13%, effective on or about December 1, 2014. (Please refer to the prospectus for explanation of all other related Fund expenses.)

2.	Modifications to the target asset class allocations, underlying fund selections, and underlying fund target weightings of the Portfolios.

Effective on or about December 1, 2014, each Portfolio’s “investment strategies” will be amended to include the addition of new underlying funds. The underlying funds for each Portfolio and the indices they seek to track, listed according to their corresponding category in each Portfolio’s asset allocation will be as follows:

Allocation and Underlying Fund	MarketTrack All Equity Portfolio	MarketTrack Growth Portfolio	MarketTrack Balanced Portfolio	MarketTrack Conservative Portfolio

US Large-cap	✓	✓	✓	✓

Schwab S&P 500 Index Fund. Seeks to track the S&P 500 Index, a widely recognized index maintained by Standard & Poor’s that includes 500 U.S. publicly traded stocks.

Schwab Fundamental US Large Company Index Fund. Seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental U.S. Large Company Index.

US Small-cap	✓	✓	✓	✓

Schwab Small-Cap Index Fund. Seeks to track the Russell 2000® Index, which measures the performance of the small-cap sector of the U.S. equity market and includes approximately 2000 of the smallest issuers within the Russell 3000®.

Schwab Fundamental US Small Company Index Fund. Seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental U.S. Small Company Index.

International Large-cap	✓	✓	✓	✓

Schwab International Index Fund. Seeks to track the MSCI EAFE Index®, which includes stocks from Europe, Australasia and the Far East and consists of 22 developed market country indices.

Schwab Fundamental International Large Company Index Fund. Seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Developed ex-U.S. Large Company Index.

International Small-cap	✓	✓	✓	✓

Schwab Fundamental International Small Company Index Fund. Seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Developed ex-U.S. Small Company Index.

Emerging Markets	✓	✓	✓	✓

Schwab Fundamental Emerging Markets Large Company Index Fund. Seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Emerging Markets Large Company Index.

Bond		✓	✓	✓

Schwab Total Bond Market Fund. Seeks to track the Barclays U.S. Aggregate Bond Index, which includes a broad-based mix of U.S. investment-grade bonds with maturities greater than one year.

Additional information about the underlying funds is provided in each underlying fund’s prospectus.

The Portfolios will seek to remain close to the following target allocations:

Asset Class, Style Class and Underlying Funds	MarketTrack All Equity Portfolio	MarketTrack Growth Portfolio	MarketTrack Balanced Portfolio	MarketTrack Conservative Portfolio
Equity Funds
US Large Cap
Schwab S&P 500 Index Fund	31.5%	28.0%	21.0%	14.0%
Schwab Fundamental US Large Company Index Fund	13.5%	12.0%	9.0%	6.0%
TOTAL US LARGE CAP	45.0%	40.0%	30.0%	20.0%
US Small Cap
Schwab Small-Cap Index Fund	17.5%	14.0%	10.5%	7.0%
Schwab Fundamental US Small Company Index Fund	7.5%	6.0%	4.5%	3.0%
TOTAL US SMALL CAP	25.0%	20.0%	15.0%	10.0%
International Developed Large Cap
Schwab International Index Fund	14.0%	9.3%	7.0%	4.7%
Schwab Fundamental International Large Company Index Fund	6.0%	4.0%	3.0%	2.0%
TOTAL INTERNATIONAL LARGE CAP	20.0%	13.3%	10.0%	6.7%
International Developed Small Cap
Schwab Fundamental International Small Company Index Fund	5.0%	3.3%	2.5%	1.7%
TOTAL INTERNATIONAL SMALL CAP	5.0%	3.3%	2.5%	1.7%
Emerging Markets
Schwab Fundamental Emerging Markets Large Company Index Fund	5.0%	3.3%	2.5%	1.7%
TOTAL EMERGING MARKETS	5.0%	3.3%	2.5%	1.7%
Fixed Income Funds
Schwab Total Bond Market Fund	0.0%	15.0%	35.0%	55.0%
TOTAL FIXED INCOME	0.0%	15.0%	35.0%	55.0%

Asset Class, Style Class and Underlying Funds	MarketTrack All Equity Portfolio	MarketTrack Growth Portfolio	MarketTrack Balanced Portfolio	MarketTrack Conservative Portfolio
Cash and Cash Equivalent (including money market funds)
Schwab Value Advantage Money Fund (Inst. Prime Shares)	0.0%	5.0%	5.0%	5.0%
TOTAL CASH AND CASH EQUIVALENTS	0.0%	5.0%	5.0%	5.0%

The transition to the revised asset class allocations, underlying fund selections, and underlying fund allocations will commence in early December 2014, and will be completed by the end of February 2015, although these dates could change based on market conditions and other factors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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